HARTFORD'S PERSONAL RETIREMENT MANAGER WITH HARTFORD SELECT B-SHARE VARIABLE ANNUITY                                 CW
-------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                   U.S.P.S.-First       The Hartford
                                                                               Class:               Wealth Management --
                                                                                                    Global Annuities
                                                                                                    PO Box 14293
                                                                                                    Lexington, KY 40512-4293
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company              [LOGO]                All Express Mail:    The Hartford
                                                         THE HARTFORD                               Wealth Management --
                                                                                                    Global Annuities
                                                                                                    745 West New Circle Road
                                                                                                    Building 200, 1st Floor
COMPANIES ABOVE ARE REFERENCED TO HEREIN AS "THE                                                    Lexington, KY 40511
HARTFORD."
TO HELP PREVENT ANY DELAY IN PROCESSING, PLEASE HAVE
ALL ALTERATIONS INITIALED BY THE APPLICANT.

1. CONTRACT OWNER            (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type               / / Individual           / / Trust*          / / Charitable
(Select only one):                                                        Remainder Trust*
/ / Uniform Gifts to Minors  / / Non-Resident Alien*  / / Corporation*    / / Custodian*
    Act/Uniform Transfers
    to Minors Act
/ / Other                                                                                         * Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:     / / M   / / F   ARE YOU A U.S. CITIZEN? (Required) / / Yes  / / No
                                                         If no, are you a US resident? / / Yes  / / No
                                                         If Contract Owner is a non-resident alien, specify country of citizenship.
----------------------------------------------------------------------------------------------------------------------------------

First Name                                            MI                                      Last Name
------------------------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g., Name of                                                   Email Address
Trust/Corporation/Custodian)
------------------------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                            Date of Birth                           Daytime Telephone Number
------------------------------------------------------------------------------------------------------------------------------------
Residential Address -- (Permanent Physical Address,   City                                    State             ZIP
No P.O. Box)
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)             City                                    State             ZIP
------------------------------------------------------------------------------------------------------------------------------------

2. JOINT CONTRACT OWNER
----------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                           MI             Last Name
------------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                        Social Security Number
------------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner (Required)                              ARE YOU A U.S. CITIZEN? (Required) / / Yes  / / No
                                                                       If no, are you a US resident? / / Yes  / / No
                                                                       If Contract Owner is a non-resident alien, specify country of citizenship.
------------------------------------------------------------------------------------------------------------------------------------

3. ANNUITANT    (Required if different from Contract Owner)
---------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                      MI                              Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                   Social Security Number          Daytime Telephone Number
---------------------------------------------------------------------------------------------------------------------------------

Residential Address -- (Permanent Physical Address,   City                                    State             ZIP
No P.O. Box)
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)             City                                    State             ZIP
------------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner (Required)
------------------------------------------------------------------------------------------------------------------------------------

A-HPRM3-W-12.1(CW)  HPRM SELECT B-SHARE VARIABLE ANNUITY (CW except AK, AL, AZ,          Order #: HL-21522-0    Page 1 of 10
                    FL, MD, MT, NC, NV, NY PA,, VA & WA)

                                                                             Owner SSN/TIN
                                                                                            -------------------------

4. CONTINGENT ANNUITANT

/ / Mr.    / / Mrs.      / / Ms.   First Name                      MI                              Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                   Social Security Number          Relationship to Contract Owner
---------------------------------------------------------------------------------------------------------------------------------

5. BENEFICIARY(IES)       (REQUIRED)    (Unless indicated otherwise, proceeds will be distributed equally). Please attach separate sheet for additional beneficiaries or add to the Special Remarks Section
                                        13.) If Irrevocable Beneficiary is not selected it will be defaulted to No.
-----------------------------------------------------------------------------------------------------------------------------

/ / Primary                                  %          First Name           MI                Last Name
Irrevocable Beneficiary               / / Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                               Date of Birth     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                  %          First Name           MI                Last Name
Irrevocable Beneficiary               / / Yes  / / No
/ / Contingent                               %
Irrevocable Beneficiary               / / Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                               Date of Birth     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                  %          First Name           MI                Last Name
Irrevocable Beneficiary               / / Yes  / / No
/ / Contingent                               %
Irrevocable Beneficiary               / / Yes  / / No
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                               Date of Birth     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------

If the Owner is a non-natural entity, the sole Primary Beneficiary will be the same non-natural entity.

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

6. PLAN TYPE OF NEW CONTRACT   (REQUIRED -- Complete either Section A or Section B)
--------------------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED    / / New Purchase            / / 1035(a) Tax-Free Exchange
---------------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED        / / New Contribution for tax year                             / / Transfer     / / Rollover
---------------------------------------------------------------------------------------------------------------------------------

PLEASE SELECT ONE PLAN TYPE LISTED BELOW
-------------------------------------------------------------------------------------------------------------------------------
                                                   INDIVIDUALLY OWNED
-------------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA             / / Roth IRA                    / / SEP IRA                     / / Inherited IRA*
------------------------------------------------------------------------------------------------------------------------------

* The Personal Pension Account and any optional living benefits or optional death benefits are not available for the Inherited IRA Plan Type.

7. DEPOSIT AMOUNT   (Make check payable to THE HARTFORD)                        $
-----------------------------------------------------------------------------------------------------------------------------

8. ESTIMATED EXCHANGE/TRANSFER AMOUNT       (Required for Exchange/Transfer or 1035 Business)    $
---------------------------------------------------------------------------------------------------------------------------------

A-HPRM3-W-12.1(CW)  HPRM SELECT B-SHARE VARIABLE ANNUITY (CW except AK, AL, AZ,          Order #: HL-21522-0    Page 2 of 10
                    FL, MD, MT, NC, NV, NY PA,, VA & WA)

                                                                             Owner SSN/TIN
                                                                                            -------------------------

9. OPTIONAL LIVING BENEFIT ELECTION (SELECTION REQUIRED)      Select only one. Refer to the prospectus for more details.

You may select only one Optional Living Benefit from the selections below. Additional charges apply to all selections. The investment restrictions, Benefit features and charges vary by selection and selections may not be available in all states. In the event that none of the benefits are selected below, please select the "NO OPTIONAL BENEFIT ELECTED."

/ / Safety Plus*   / / Daily Lock Income Benefit(SM) * Single Option             / / Future5(SM) + Single Option
                   / / Daily Lock Income Benefit(SM) * Joint/Spousal Option**    / / Future5(SM) + Joint/Spousal Option**
                   / / Future6(SM) * Single Option
                   / / Future6(SM) * Joint/Spousal Option**                                       / / NO OPTIONAL BENEFIT ELECTED

*   Investment restrictions apply. See Section 12D.
+   Investment restrictions apply. See Section 12D/12E.
** If a Joint/Spousal option was elected and the Contract Owner in Section 1 is a custodian, SECTION 9A MUST BE COMPLETED IN ORDER TO IDENTIFY THE ADDITIONAL COVERED LIFE. SECTION 9A IS NOT REQUIRED IF THE CONTRACT OWNER IN SECTION 1 IS AN INDIVIDUAL, HOWEVER, THE FOLLOWING CONTRACT REGISTRATION REQUIREMENTS MUST BE MET:

    - If an Individually-owned Qualified Plan Type was selected in Section 6B, the Annuitant's spouse must be the sole Primary Beneficiary.

    - For Daily Lock Income Benefit(SM), if a Non-Qualified Plan Type was selected in Section 6A, the Contract Owner in Section 1 must be either the Annuitant or the Annuitant's spouse. The Joint Contract Owner in
        Section 2, if any, must be the other spouse not named as Contract Owner. If the Annuitant's spouse is the Contract Owner (Section 1) and there is no Joint Contract Owner named (Section 2), the Annuitant must be the sole Primary Beneficiary in Section 5.

    - If Future5(SM) or Future6(SM) was elected and if a Non-Qualified Plan type was selected in Section 6A, one spouse must be the individual Owner specified in Section 1.

The Joint Contract Owner specified in Section 2 or the Beneficiary specified in
Section 5 must be the individual Owner's spouse. If the individual Owner's spouse is named as the Beneficiary in Section 5, they must be the sole, primary beneficiary.

For additional information about Covered Life and Contract registration requirements please see the Prospectus for details.

9A. ANNUITANT'S SPOUSE     (REQUIRED if the Contract Owner is a custodian and the Joint/Spousal option is elected).
-------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                           MI             Last Name
------------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                        Social Security Number
------------------------------------------------------------------------------------------------------------------------------------

10. OPTIONAL DEATH BENEFIT ELECTION (SELECTION REQUIRED)           Select only one. Refer to the prospectus for more details.
-------------------------------------------------------------------------------------------------------------------------------

DEATH BENEFIT -- In the event that you do not select any of the Optional Death Benefits below please select the "NO OPTIONAL BENEFIT ELECTED" checkbox. Additional charges apply and the selections may not be available in all states. Refer to the prospectus for more details.

/ /  RETURN OF PREMIUM V                                         / /  MAXIMUM ANNIVERSARY VALUE V*
     Maximum Issue Age 80                                             Maximum Issue Age 75

/ /  LEGACY LOCK(SM) (Only available if Daily Lock Income Benefit(SM) or Future6(SM) is elected).
     Maximum Issue Age 70

/ /  NO OPTIONAL BENEFIT ELECTED                                 / /  MAXIMUM DAILY VALUE DEATH BENEFIT*
                                                                      Maximum Issue Age 75

*   Investment restrictions apply. See Section 12D/12E.

11. OPTIONAL LIQUIDITY RIDER ELECTION (SELECTION REQUIRED)

Please select the Optional Liquidity Rider Benefit or select the "NO OPTIONAL BENEFIT ELECTED." Refer to the prospectus for more details.

/ /  LIQUIDITY RIDER+                                            / /  NO OPTIONAL BENEFIT ELECTED

+   Additional charges apply and may not be available in all states.

12. INVESTMENT SELECTION

Instructions for indicating your initial allocation to the HPRM variable annuity:

Please tell us how you would like your annuity premiums invested. The allocations must be in WHOLE PERCENTAGES. Indicate your selection(s) across sections 12A-E. The investments chosen may be split among options but must EQUAL 100% in total. Please refer to your prospectus for investment restrictions. Some of the products offered may have investment restrictions.

     CALIFORNIA SENIOR PROTECTION PROGRAM -- If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market HLS Fund Sub-Account during this period.

     / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below.
     / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A-HPRM3-W-12.1(CW)  HPRM SELECT B-SHARE VARIABLE ANNUITY (CW except AK, AL, AZ,          Order #: HL-21522-0    Page 3 of 10
                    FL, MD, MT, NC, NV, NY PA,, VA & WA)

                                                                             Owner SSN/TIN
                                                                                            -------------------------

12A. DOLLAR COST AVERAGING (DCA) ENROLLMENT (Use whole percentages only)

PLEASE PROVIDE COMPLETE INSTRUCTIONS BELOW FOR YOUR INITIAL ALLOCATION TO THE DCA. DESTINATION FUNDS MUST BE INDICATED IN SECTIONS 12C-E AND TOTAL 100%.

                   INITIAL ALLOCATION

DCA PLUS                %   6-Month DCA
TRANSFER                    / / check if rate lock(2)
PROGRAM(1)              %   12-Month DCA
                            / / check if rate lock(2)

       OR

                   INITIAL ALLOCATION

                   DCA TYPE (SELECT ONE):

STANDARD             % Fixed Dollar DCA Transfer Amount $
DCA                  % Earnings/Interest Only DCA              % (use whole percentages between 50-100%)
PROGRAMS

                   SOURCE FREQUENCY (minimum 3
                   occurrences):
                   / / Fixed Accumulation Feature (FAF)      / / Monthly      months or / / indefinitely
                   (The FAF is not available for any
                   Contract that has elected Daily Lock
                   Income Benefit(SM), Future6(SM) or
                   Safety Plus).
                   / / Hartford Money Market HLS Fund        / / Quarterly      quarters or / / indefinitely
                   / / Other

12B. FIXED ACCUMULATION FEATURE (FAF)(Use whole percentages only)

PLEASE NOTE: The FAF is not available for any Contract that has elected Daily Lock Income Benefit(SM), Future6(SM) or Safety Plus. Transfer restrictions apply to funds invested in the Fixed Accumulation Feature, please see the Prospectus for additional details.

INITIAL ALLOCATION                          INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER(2)
    % Fixed Accumulation Feature            / / Yes

12C. PERSONAL PENSION ACCOUNT (Not available for all plan and ownership types. Please refer to the prospectus for details).
         (Use whole percentages only).

DCA DESTINATION ALLOCATION FOR SECTIONS 12C-E MUST TOTAL 100% IF ALL OR A PORTION OF THE INITIAL ALLOCATIONS WAS MADE TO A DCA PROGRAM.

       Minimum initial investment is $10,000.        Interest Rate Lock-1035(a) Exchange/Transfer(2)     / / Yes
       Initial Allocation            %               DCA Allocation            %
       Target Income Age                             (Must be at least three years from your current age where possible.
                                                     Maximum deferral is the lesser of 20 years from the Annuitant's Age at initial investment or Age 80.) Proof of age must be presented prior to commencement of Personal Pension Account Payouts.

       PLEASE SELECT ONLY ONE OF THE FOLLOWING PERSONAL PENSION ACCOUNT PAYOUT OPTIONS:
       / / LIFE ANNUITY WITH CASH REFUND OPTION
       / / JOINT AND LAST SURVIVOR LIFE WITH CASH REFUND OPTION -- (PLEASE SEE BELOW FOR ADDITIONAL INSTRUCTIONS)

       If you selected the Joint and Last Survivor Life With Cash Refund option above, and you specified an
       Individually Owned Qualified Plan Type in Section 6B, the Owner and Annuitant must be the same individual.
       The Beneficiary specified in Section 5 must be the Owner's spouse and must also be the sole, primary beneficiary.

       If you selected the Joint and Last Survivor with Cash Refund option above, and you specified a Non-Qualified
       Plan Type in Section 6A, and will have a Joint Contract Owner, the Joint Contract Owner must be the Owner's spouse. The Annuitant must be either the Owner or the Joint Contract Owner. However, if you specified a
       Non-Qualified Plan Type in Section 6A, and will not have a Joint Contract Owner, the Annuitant must be either the Owner or the Owner's spouse. The Beneficiary specified in Section 5 must be the Owner's spouse and must also be the sole, primary beneficiary.

(1) NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. THE HARTFORD WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

(2) A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE AND PAYOUT RATES (PAYOUT RATES ONLY APPLY TO THE PERSONAL PENSION ACCOUNT) IN EFFECT AT THE TIME THE HARTFORD RECEIVES THIS FORM. PLEASE DO NOT WRITE IN ANY RATES. IF RATE LOCK IS NOT SELECTED, THE RATES WILL BE THOSE IN EFFECT AT THE TIME THE HARTFORD RECEIVES THE PREMIUM.

A-HPRM3-W-12.1(CW)  HPRM SELECT B-SHARE VARIABLE ANNUITY (CW except AK, AL, AZ,          Order #: HL-21522-0    Page 4 of 10
                    FL, MD, MT, NC, NV, NY PA,, VA & WA)

                                            Owner SSN/TIN
                                                           ---------------

12D. SELECT INVESTMENT PORTFOLIOS

PLEASE PROVIDE COMPLETE INSTRUCTIONS BELOW FOR YOUR INITIAL ALLOCATION TO THE DCA. DESTINATION FUNDS MUST BE INDICATED IN SECTIONS 12C-E AND TOTAL 100%.

INSTRUCTIONS

(a)  If you elected DAILY LOCK INCOME BENEFIT(SM), FUTURE6(SM) OR SAFETY PLUS in
     Section 10, choose only ONE Portfolio in COLUMN (A).

(b) If you did not elect DAILY LOCK INCOME BENEFIT(SM), FUTURE6(SM) OR SAFETY PLUS in Section 10, choose ONE Portfolio in COLUMN (B) OR CONTINUE TO
    SECTION 12E.

PLEASE REFER TO THE APPENDIX     COMPLETE ONLY ONE COLUMN ACCORDING TO THE
FOR COMPOSITION OF PORTFOLIOS.              INSTRUCTIONS ABOVE
                                 -----------------------------------------

                                                           (A)                     (B)
                                                    DAILY LOCK INCOME          MAV V, ROP V
                                                       BENEFIT(SM)             FUTURE5(SM)
                                                       FUTURE6(SM)           MAXIMUM DAILY DB
                                                       SAFETY PLUS              NO BENEFIT
                                                     MUST CHOOSE ONLY        MUST CHOOSE ONLY
RIDERS                                                ONE PORTFOLIO           ONE PORTFOLIO
----------------------------------------------------------------------------------------------
INITIAL ALLOCATION                                          %                       %
DCA PLUS ALLOCATION                                         %                       %
PERSONAL PROTECTION PORTFOLIOS(1)
Hartford Strategy                                          / /                     N/A
American Strategy                                          / /                     N/A
Franklin Templeton Strategy                                / /                     N/A
Four for Core Strategy                                     / /                     N/A
Four for Growth Strategy                                   / /                     N/A
Four for Value Strategy                                    / /                     N/A
Four for Flexibility Strategy                              / /                     N/A
Five for Balance Strategy                                  / /                     N/A
Diversi-Five Strategy                                      / /                     N/A
Index Strategy                                             / /                     N/A
Four Plus for Growth Strategy                              / /                     N/A
Four Plus for Core Strategy                                / /                     N/A
Four Plus for Value Strategy                               / /                     N/A
Six Mix Strategy                                           / /                     N/A
PORTFOLIO PLANNER ASSET ALLOCTION PROGRAM(2)
Ultra Conservative Allocation                              N/A                     / /
Conservative Allocation                                    N/A                     / /
Balanced Allocation                                        N/A                     / /
Moderate Growth Allocation                                 N/A                     / /
Growth Allocation                                          N/A                     / /
INVESTMENT STRATEGIES(2)
Hartford Checks and Balances                               N/A                     / /
American Growth Foundation Strategy                        N/A                     / /
Franklin Founding Investment Strategy                      N/A                     / /
Core Four                                                  N/A                     / /

(1)  Personal Protection Portfolios are rebalanced Monthly.

(2) Portfolio Planner Asset Allocation Program and Investment Strategies are rebalanced Quarterly.

A-HPRM3-W-12.1(CW)  HPRM SELECT B-SHARE VARIABLE ANNUITY (CW except AK, AL, AZ,          Order #: HL-21522-0    Page 5 of 10
                    FL, MD, MT, NC, NV, NY PA,, VA & WA)

                                                                             Owner SSN/TIN
                                                                                            -------------------------

12E. SELECT INDIVIDUAL SUB-ACCOUNTS

PROVIDE ALLOCATION INSTRUCTIONS FOR INDIVIDUAL SUB-ACCOUNTS BELOW. IF YOU ELECTED MAXIMUM ANNIVERSARY VALUE V, FUTURE 5 OR MAXIMUM DAILY DB IN SECTION 11, YOU MAY ONLY SELECT FROM SUB-ACCOUNTS MARKED WITH A [DELTA]; OR YOU MAY SELECT A MODEL IN COLUMN (C) OF SECTION 12D. SUB-ACCOUNTS MAY NOT BE COMBINED WITH PORTFOLIOS IN SECTION 12D.

IF YOU ELECTED ONLY ROP OR DID NOT ELECT ANY BENEFITS, YOU MAY SELECT ANY COMBINATION OF SUB-ACCOUNTS OR ANY MODEL FROM COLUMN (B) IN SECTION 12D.

USE WHOLE PERCENTAGES ONLY.

  INITIAL         DCA                                              INITIAL         DCA
ALLOCATION %  ALLOCATION %                                       ALLOCATION %  ALLOCATION %
--------------------------------------------------------------------------------------------------------------------------------
     %             %        AllianceBernstein VPS Balanced            %             %        Hartford Money Market HLS Fund
                            Wealth Strategy Portfolio [DELTA]                                [DELTA]
     %             %        AllianceBernstein VPS Small/Mid-Cap       %             %        Hartford Total Return Bond HLS Fund
                            Value Portfolio                                                  [DELTA]
     %             %        American Century VP Growth Fund           %             %        Hartford U.S. Government Securities
                                                                                             HLS Fund [DELTA]
     %             %        American Century VP Mid Cap Value         %             %        Hartford Value HLS Fund
                            Fund
     %             %        American Century VP Value Fund            %             %        Invesco V.I. Balanced Risk
                                                                                             Allocation Fund [DELTA]
     %             %        American Funds Blue Chip Income and       %             %        Invesco V.I. Core Equity Fund
                            Growth HLS Fund
     %             %        American Funds Bond HLS Fund              %             %        Invesco V.I. International Growth
                            [DELTA]                                                          Fund
     %             %        American Funds Global Bond HLS Fund       %             %        Invesco V.I. Mid Cap Core Equity
     %             %        American Funds Global Growth &            %             %        Invesco V.I. Small Cap Equity Fund
                            Income HLS Fund
     %             %        American Funds Global Small               %             %        Lord Abbett Bond-Debenture
                            Capitalization HLS Fund                                          Portfolio
     %             %        American Funds Growth HLS Fund            %             %        Lord Abbett Fundamental Equity
                                                                                             Portfolio
     %             %        American Funds Growth-Income HLS          %             %        Lord Abbett Growth & Income
                            Fund                                                             Portfolio
     %             %        American Funds International HLS          %             %        MFS Growth Series
                            Fund
     %             %        American Funds New World HLS Fund         %             %        MFS New Discovery Series
     %             %        BlackRock Capital Appreciation V.I.       %             %        MFS Research Bond Series [DELTA]
                            Fund
     %             %        BlackRock Equity Dividend V.I. Fund       %             %        MFS Total Return Series [DELTA]
     %             %        BlackRock Global Allocation V.I.          %             %        MFS Value Series
                            Fund [DELTA]
     %             %        Fidelity VIP Contrafund Portfolio         %             %        Mutual Global Discovery Securities
                                                                                             Fund
     %             %        Fidelity VIP Mid Cap Portfolio            %             %        Mutual Shares Securities Fund
     %             %        Fidelity VIP Strategic Income             %             %        PIMCO All Asset Portfolio [DELTA]
                            Portfolio
     %             %        Franklin Income Securities Fund           %             %        PIMCO EqS Pathfinder Portfolio
     %             %        Franklin Rising Dividends                 %             %        PIMCO Global-Multi Asset Portfolio
                            Securities Fund                                                  [DELTA]
     %             %        Franklin Small Cap Value                  %             %        Putnam VT Equity Income Fund
                            Securiities Fund
     %             %        Franklin Small-Mid Cap Growth             %             %        Putnam VT Investors Fund
                            Securities Fund
     %             %        Franklin Strategic Income                 %             %        Putnam VT Voyager Fund
                            Securities Fund
     %             %        Hartford Capital Appreciation HLS         %             %        Templeton Foreign Securities Fund
                            Fund
     %             %        Hartford Disciplined Equity HLS           %             %        Templeton Global Bond Securities
                            Fund                                                             Fund
     %             %        Hartford Dividend and Growth HLS          %             %        Templeton Growth Securities Fund
                            Fund
     %             %        Hartford Global Research HLS Fund         %             %        Wells Fargo Advantage VT
                                                                                             International Equity Fund
     %             %        Hartford Growth HLS Fund                  %             %        Wells Fargo Advantage VT Intrinsic
                                                                                             Value Fund
     %             %        Hartford Growth Opportunities HLS         %             %        Wells Fargo Advantage VT Omega
                            Fund                                                             Growth Fund
     %             %        Hartford High Yield HLS Fund              %             %        Wells Fargo Advantage VT
                                                                                             Opportunity Fund
     %             %        Hartford Index HLS Fund                   %             %        Wells Fargo Advantage VT Small Cap
                                                                                             Growth Fund
     %             %        Hartford International                    %             %        Wells Fargo Advantage VT Small Cap
                            Opportunities HLS Fund                                           Value Fund

Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after a merger, liquidation or substitution.

CUSTOM ALLOCATION PROGRAM:

/ / Check here if you would like your sub-account allocations to rebalance. Indicate day of month (1-28):

Rebalance Frequency:             / / Monthly                     / / Semi-Annually
                                 / / Quarterly                   / / Annually

SUMMARY REMINDER: Please review Sections 12A-12E to ensure that the initial Allocations provided total 100%.

A-HPRM3-W-12.1(CW)      HPRM SELECT B-SHARE VARIABLE ANNUITY (CW except AK, AL, AZ, FL, MD,     Order #: HL-21522-0     Page 6 of 10
                        MT, NC, NV, NY PA,, VA & WA)

                                                                             Owner SSN/TIN
                                                                                            -------------------------

13. SPECIAL REMARKS
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

14. OWNER(S) ACKNOWLEDGEMENTS (REQUIRED -- All questions in this Section MUST be completed)

/ /  No  / /  Yes -- Do you have an existing annuity or life insurance policy?

/ / No / / Yes -- Will the annuity applied for replace one or more existing annuity or life insurance contracts?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.

If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or who knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     FOR NJ SALES: The solicitation, negotiation and sale of annuities and their suitability are overseen by the New Jersey Department of Banking and Insurance (Department). Consumers may obtain assistance from the Department at 1-609-272-7272 or 1-800-446-7467 or at their website www.njdobi.org.
     Upon request, you may receive a copy of this application and the completed suitability form by contacting your registered representative.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     OREGON: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents materially false information in an application for insurance may be guilty of fraud and may be subject to civil or criminal penalties.

     TEXAS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or who knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

A-HPRM3-W-12.1(CW)  HPRM SELECT B-SHARE VARIABLE ANNUITY (CW except AK, AL, AZ,          Order #: HL-21522-0    Page 7 of 10
                    FL, MD, MT, NC, NV, NY PA,, VA & WA)

                                                                             Owner SSN/TIN
                                                                                            -------------------------

I/we hereby represent that the answers and information provided on this request for variable annuity are correct to the best of my knowledge and belief.

I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

------------------------------------------------------------------------------------------------------------------
       Contract Owner Signature (Trustee/Custodian, if         Joint Contract Owner Signature (If applicable)
                         applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

MASSACHUSETTS SITUS SALES -- MASSACHUSETTS LAW PROHIBITS THE SALE OF AN ANNUITY TO A MASSACHUSETTS RESIDENT ON ANY POLICY FORM OTHER THAN A FORM APPROVED BY THE COMMONWEALTH. AS SUCH, ANY APPLICATION FOR THE PURCHASE OF THE HARTFORD ANNUITY BY A MASSACHUSETTS RESIDENT SIGNED OUTSIDE OF THE COMMONWEALTH OF MASSACHUSETTS WILL NOT BE ACCEPTED.

15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS (REQUIRED -- All questions in this Section MUST be completed)
---------------------------------------------------------------------------------------------------------------------

  / / No  / / Yes --  Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
  / / No  / / Yes --  Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance?
                      If yes, please complete any applicable state replacement forms.

                                                                                       ------------------------------
                                                                                          Licensed Agent Signature

First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------
Street Address                                              City                State             ZIP
--------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                 Licensed Agent SSN                                Broker/Dealer Client Account Number
--------------------------------------------------------------------------------------------------------------------------
Business Telephone Number     Fax Number                                        Email Address
--------------------------------------------------------------------------------------------------------------------------

HPRM B-Share: / / A -- Fronted / / B -- Trail

  NOT INSURED BY FDIC OR ANY      MAY LOSE        NOT A DEPOSIT OF OR GUARANTEED        [NOT FDIC BANK
  FEDERAL GOVERNMENT AGENCY         VALUE       BY ANY BANK OR ANY BANK AFFILIATE           IMAGE]

A-HPRM3-W-12.1(CW)      HPRM SELECT B-SHARE VARIABLE ANNUITY (CW except AK, AL, AZ,             Order #: HL-21522-0     Page 8 of 10
                        FL, MD, MT, NC, NV, NY PA,, VA & WA)

                                                                             Owner SSN/TIN
                                                                                            -------------------------

                      APPENDIX : COMPOSITION OF PORTFOLIOS
                            (see Section 12D or 12E)

PERSONAL PROTECTION PORTFOLIOS

HARTFORD STRATEGY
--------------------------------------------------------------------------------
Hartford Portfolio Diversifier HLS Fund                                  50%
Hartford Capital Appreciation HLS Fund                                   20%
Hartford Dividend and Growth HLS Fund                                    20%
Hartford International Opportunities HLS Fund                            10%
TOTAL                                                                   100%

AMERICAN STRATEGY
--------------------------------------------------------------------------------
Hartford Portfolio Diversifier HLS Fund                                  50%
American Funds Growth HLS Fund                                           20%
American Funds Growth-Income HLS Fund                                    20%
American Funds International HLS Fund                                    10%
TOTAL                                                                   100%

FRANKLIN STRATEGY
--------------------------------------------------------------------------------
Hartford Portfolio Diversifier HLS Fund                                  50%
Templeton Growth Securities Fund                                         20%
Mutual Shares Securities Fund                                            20%
Franklin Rising Dividends Securities Fund                                10%
TOTAL                                                                   100%

FOUR FOR CORE STRATEGY
--------------------------------------------------------------------------------
Hartford Portfolio Diversifier HLS Fund                                  50%
American Funds Growth-Income HLS Fund                                    20%
Invesco V.I. Core Equity Fund                                            20%
Hartford International Opportunities HLS Fund                            10%
TOTAL                                                                   100%

FOUR FOR FLEXIBILITY STRATEGY
--------------------------------------------------------------------------------
Hartford Portfolio Diversifier HLS Fund                                  50%
BlackRock Equity Dividend V.I. Fund                                      18%
BlackRock Capital Appreciation V.I. Fund                                 17%
PIMCO EqS Pathfinder Portfolio                                           15%
TOTAL                                                                   100%

FOUR FOR GROWTH STRATEGY
--------------------------------------------------------------------------------
Hartford Portfolio Diversifier HLS Fund                                  50%
Lord Abbett Fundamental Equity Portfolio                                 20%
American Funds Growth HLS Fund                                           20%
Invesco V.I. International Growth Fund                                   10%
TOTAL                                                                   100%

FOUR FOR VALUE STRATEGY
--------------------------------------------------------------------------------
Hartford Portfolio Diversifier HLS Fund                                  50%
American Funds Blue Chip Income and Growth HLS Fund                      20%
Hartford Value HLS Fund                                                  20%
Templeton Foreign Securities Fund                                        10%
TOTAL                                                                   100%

DIVERSI-FIVE STRATEGY
--------------------------------------------------------------------------------
Hartford Portfolio Diversifier HLS Fund                                  50%
Fidelity VIP Contrafund Portfolio                                        20%
Invesco V.I. International Growth Fund                                    5%
MFS Value Series                                                         20%
Templeton Foreign Securities Fund                                         5%
TOTAL                                                                   100%

FIVE FOR BALANCE STRATEGY
--------------------------------------------------------------------------------
Hartford Portfolio Diversifier HLS Fund                                  50%
American Century VP Value Fund                                           20%
Invesco V.I. International Growth Fund                                    5%
Putnam VT Voyager Fund                                                   20%
Templeton Foreign Securities Fund                                         5%
TOTAL                                                                   100%

INDEX STRATEGY
--------------------------------------------------------------------------------
Hartford Portfolio Diversifier HLS Fund                                  50%
Hartford Index HLS Fund                                                  50%
TOTAL                                                                   100%

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM

                                                                             MODERATE
FUND                                           CONSERVATIVE    BALANCED       GROWTH         GROWTH
-------------------------------------------------------------------------------------------------------
American Century VP Mid Cap Value Fund                0%            0%            0%             2%
American Funds Growth HLS Fund                        4%            6%            7%             8%
American Funds International HLS Fund                 2%            4%            5%             5%
Fidelity VIP Mid Cap Portfolio                        2%            3%            3%             2%
Franklin Small Cap Value Securities Fund              0%            0%            2%             2%
Franklin Strategic Income Securities Fund             6%            4%            4%             3%
Hartford Capital Appreciation HLS Fund                3%            5%            6%             7%
Hartford Dividend and Growth HLS Fund                 3%            5%            6%             7%
Hartford Growth Opportunities HLS Fund                3%            5%            6%             7%
Hartford High Yield HLS Fund                         10%            5%            5%             5%
Hartford International Opportunities HLS Fund         0%            0%            0%             4%
Hartford Total Return Bond HLS Fund                  22%           17%           12%             7%
Invesco V.I. International Growth Fund                2%            3%            4%             3%
Invesco V.I. Small Cap Equity Fund                    2%            3%            2%             3%
Lord Abbett Fundamental Equity Portfolio              3%            7%            8%             9%
MFS Research Bond Series                             22%           17%           13%            10%
MFS Value Series                                      4%            6%            7%             8%
Templeton Foreign Securities Fund                     2%            3%            4%             3%
Templeton Global Bond Securities Fund                10%            7%            6%             5%
Wells Fargo Advantage VT Opportunity Fund             3%            7%            8%             9%
Wells Fargo Advantage VT Small Cap Value Fund         0%            0%            2%             2%
TOTAL                                               100%          100%          100%           100%

A-HPRM3-W-12.1(CW)  HPRM SELECT B-SHARE VARIABLE ANNUITY (CW except AK, AL, AZ,          Order #: HL-21522-0    Page 9 of 10
                    FL, MD, MT, NC, NV, NY PA,, VA & WA)

                                                                             Owner SSN/TIN
                                                                                            -------------------------

INVESTMENT STRATEGIES

HARTFORD CHECKS AND BALANCES
--------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                                   33%
Hartford Dividend and Growth HLS Fund                                    33%
Hartford Total Return Bond HLS Fund                                      34%
TOTAL                                                                   100%

FRANKLIN FOUNDING INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Franklin Income Securities Fund                                          34%
Mutual Shares Securities Fund                                            33%
Templeton Growth Securities Fund                                         33%
TOTAL                                                                   100%

AMERICAN GROWTH FOUNDATION STRATEGY
--------------------------------------------------------------------------------
American Funds Bond HLS Fund                                             30%
American Funds Global Small Capitalization HLS Fund                      10%
American Funds Growth HLS Fund                                           25%
American Funds Growth-Income HLS Fund                                    20%
American Funds International HLS Fund                                    15%
TOTAL                                                                   100%

CORE FOUR
--------------------------------------------------------------------------------
American Funds International HLS Fund                                    25%
Franklin Income Securities Fund                                          25%
Hartford Growth Opportunities HLS Fund                                   25%
Hartford Total Return Bond HLS Fund                                      25%
TOTAL                                                                   100%

A-HPRM3-W-12.1(CW)  HPRM SELECT B-SHARE VARIABLE ANNUITY (CW except AK, AL, AZ,          Order #: HL-21522-0   Page 10 of 10
                    FL, MD, MT, NC, NV, NY PA,, VA & WA)